                                                                    EXHIBIT 24.1
                                                                    ------------

                            SECURITY BANC CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Securities Banc Corporation, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 under the Securities Act of 1933 in connection with the Security Banc Corporation 1998 Stock Option Plan (the "Registration Statement");

         NOW, THEREFORE, the undersigned in the undersigned's capacity as a director of the Company hereby appoints Harry O. Egger and J. William Stapleton, and each of them severally, lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in the undersigned's name, place and stead, as aforesaid, the Registration Statement, any amendments to the Registration Statement and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of August, 1998.


                                             /s/ Harry O. Egger
                                             --------------------------------
                                             HARRY O. EGGER

                                                                    EXHIBIT 24.1
                                                                    ------------

                            SECURITY BANC CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Securities Banc Corporation, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 under the Securities Act of 1933 in connection with the Security Banc Corporation 1998 Stock Option Plan (the "Registration Statement");

         NOW, THEREFORE, the undersigned in the undersigned's capacity as a director of the Company hereby appoints Harry O. Egger and J. William Stapleton, and each of them severally, lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in the undersigned's name, place and stead, as aforesaid, the Registration Statement, any amendments to the Registration Statement and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of August, 1998.


                                             /s/ Vincent J. Demana
                                             --------------------------------
                                             VINCENT J. DEMANA

                                                                    EXHIBIT 24.1
                                                                    ------------

                            SECURITY BANC CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Securities Banc Corporation, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 under the Securities Act of 1933 in connection with the Security Banc Corporation 1998 Stock Option Plan (the "Registration Statement");

         NOW, THEREFORE, the undersigned in the undersigned's capacity as a director of the Company hereby appoints Harry O. Egger and J. William Stapleton, and each of them severally, lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in the undersigned's name, place and stead, as aforesaid, the Registration Statement, any amendments to the Registration Statement and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of August, 1998.


                                             /s/ Larry D. Ewald
                                             --------------------------------
                                             LARRY D. EWALD

                                                                    EXHIBIT 24.1
                                                                    ------------

                            SECURITY BANC CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Securities Banc Corporation, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 under the Securities Act of 1933 in connection with the Security Banc Corporation 1998 Stock Option Plan (the "Registration Statement");

         NOW, THEREFORE, the undersigned in the undersigned's capacity as a director of the Company hereby appoints Harry O. Egger and J. William Stapleton, and each of them severally, lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in the undersigned's name, place and stead, as aforesaid, the Registration Statement, any amendments to the Registration Statement and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of August, 1998.


                                             /s/ Larry E. Kaffenbarger
                                             --------------------------------
                                             LARRY E. KAFFENBARGER

                                                                    EXHIBIT 24.1
                                                                    ------------

                            SECURITY BANC CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Securities Banc Corporation, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 under the Securities Act of 1933 in connection with the Security Banc Corporation 1998 Stock Option Plan (the "Registration Statement");

         NOW, THEREFORE, the undersigned in the undersigned's capacity as a director of the Company hereby appoints Harry O. Egger and J. William Stapleton, and each of them severally, lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in the undersigned's name, place and stead, as aforesaid, the Registration Statement, any amendments to the Registration Statement and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of August, 1998.


                                             /s/ Richard E. Kramer
                                             --------------------------------
                                             RICHARD E. KRAMER

                                                                    EXHIBIT 24.1
                                                                    ------------

                            SECURITY BANC CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Securities Banc Corporation, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 under the Securities Act of 1933 in connection with the Security Banc Corporation 1998 Stock Option Plan (the "Registration Statement");

         NOW, THEREFORE, the undersigned in the undersigned's capacity as a director of the Company hereby appoints Harry O. Egger and J. William Stapleton, and each of them severally, lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in the undersigned's name, place and stead, as aforesaid, the Registration Statement, any amendments to the Registration Statement and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of August, 1998.


                                             /s/ Chester L. Walthall
                                             --------------------------------
                                             CHESTER L. WALTHALL

                                                                    EXHIBIT 24.1
                                                                    ------------

                            SECURITY BANC CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Securities Banc Corporation, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 under the Securities Act of 1933 in connection with the Security Banc Corporation 1998 Stock Option Plan (the "Registration Statement");

         NOW, THEREFORE, the undersigned in the undersigned's capacity as a director of the Company hereby appoints Harry O. Egger and J. William Stapleton, and each of them severally, lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in the undersigned's name, place and stead, as aforesaid, the Registration Statement, any amendments to the Registration Statement and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of August, 1998.


                                             /s/ Robert A. Warren
                                             --------------------------------
                                             ROBERT A. WARREN